Exhibit 99.1

Universal Travel Group Announces Results of Annual Meeting of Shareholders

Press Release Source: Universal Travel Group On Tuesday October 12, 2010, 8:30 am EDT

SHENZHEN, China, Oct. 12 /PRNewswire-Asia-FirstCall/— Universal Travel Group (NYSE:UTA - News) ("Universal Travel Group" or the "Company"), a leading travel services provider in China, today announced the results of the Company's Annual Meeting of Shareholders (the "Annual Meeting"), which was held on October 11, 2010, in Shenzhen, PRC.

At the Annual Meeting, the following proposals were approved:

1.	Approved an amendment to the Company's certificate of incorporation to authorize the classification of the board of directors (the "Board") into three classes with staggered terms;
2.
Elected seven directors to serve on the Board, in either Class I, Class II or Class III of the Board, subject to the provisions of the by-laws of the Company, with such Class I directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director's earlier resignation, removal or death, such Class II directors to serve until the 2012 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director's earlier resignation, removal or death, and such Class III directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director's earlier resignation, removal or death; and

3.	Ratified and approved the 2010 Stock Incentive Plan

About Universal Travel Group

Universal Travel Group, founded in 1998, is a leading travel services provider in China.  The Company primarily focuses on the leisure travel market and offers its customers package tours, air ticketing, and hotel reservation services.  The Company has multiple sales channels including two 24-hour call centers; an online sales portal at www.cnutg.com; Company-owned and franchised sales offices, and wholesaler relationships. The Company's headquarters and main base of operations is in Shenzhen in the Pearl River Delta region of China.  More recently, Universal Travel Group has expanded its business into Western China, opening a second home base in the Chongqing Delta region, and other attractive, under-penetrated tier-two travel markets throughout the country.  For more information on the Company, please visit http://us.cnutg.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains certain statements that may include "forward-looking statements" within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are "forward-looking statements". Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the Company's ability to successfully expand its market presence and those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

For more information, please contact:

Company Contact:
Mr. Jing Xie
Secretary of Board and Vice President
Universal Travel Group
Phone: +86-755-8366-8489
Email: 06@cnutg.cn
Website: us.cnutg.com

Investor Relations Contact:
CCG Investor Relations
Mr. Crocker Coulson, President
Phone: +1-646-213-1915
Email: crocker.coulson@ccgir.com
Website: www.ccgirasia.com